SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a 12

THE ADVISORS’ INNER CIRCLE FUND III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0 11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

KNIGHTS OF COLUMBUS REAL ESTATE FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of Knights of Columbus Real Estate Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”). The Meeting is scheduled to be held at 10:00 a.m., Eastern Time, on Tuesday, February 15, 2022 at the offices of SEI Investments Company, One Freedom Drive, Oaks, PA 19456. If you are a shareholder of record of the Fund as of the close of business on Wednesday, December 15, 2021, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

Knights of Columbus Asset Advisors LLC (“Knights”) currently serves as investment adviser to the Fund. Ranger Global Real Estate Advisors, LLC (“Ranger”) serves as investment sub-adviser to the Fund. At the Meeting, shareholders of the Fund will be asked to approve a new investment sub-advisory agreement (the “New Agreement”) between Knights and Ranger on behalf of the Fund (the “Proposal”). The New Agreement has the same sub-advisory fee as, and except with respect to the date has terms that are identical to, the prior investment sub-advisory agreement (the “Prior Agreement”) between Knights and Ranger on behalf of the Fund. As discussed in more detail in the accompanying materials, you are being asked to approve the Proposal because the Prior Agreement was deemed under applicable law to have terminated as a result of a transaction involving a change in the ownership of Ranger.

The Board of Trustees of The Advisors’ Inner Circle Fund III has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as described in the proxy statement.

Your vote is important to us. Please review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-844-KC-FUNDS (1-844-523-8637).

Sincerely,

/s/ Michael Beattie

Michael Beattie

President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

KNIGHTS OF COLUMBUS REAL ESTATE FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 15, 2022

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Knights of Columbus Real Estate Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”), will be held on Tuesday, February 15, 2022, at 10:00 a.m., Eastern time, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456.

At the Meeting, shareholders of record of the Fund (“Shareholders”) will be asked to approve a new investment sub-advisory agreement (the “New Agreement”) between Knights of Columbus Asset Advisors LLC (“Knights”) and Ranger Global Real Estate Advisors, LLC (“Ranger”) on behalf of the Fund, and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting and vote. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting at the Meeting.

Shareholders of record of the Fund at the close of business on Wednesday, December 15, 2021 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on February 15, 2022.

The proxy statement is available on the Internet at https://vote.proxyonline.com/AIC/docs/kocspecial2022.pdf.

By Order of the Board of Trustees

/s/ Michael Beattie

Michael Beattie

President

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of Knights of Columbus Real Estate Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”).

QUESTIONS AND ANSWERS

Q.	Why am I being asked to vote on a new sub-advisory agreement for the Fund?

A.	Knights of Columbus Asset Advisors LLC (“Knights”) serves as investment adviser to the Fund, and Ranger Global Real Estate Advisors, LLC (“Ranger”) serves as investment sub-adviser to the Fund. On March 31, 2021, QuadReal Property Group Limited Partnership (“QuadReal”), through its wholly-owned subsidiary QR Ranger Holdco LLC, acquired a 21.25% equity interest in Ranger, including the entire equity interest previously owned by Knights and additional newly-issued common units of Ranger. Under the terms of the related purchase agreement among QuadReal, Ranger and Knights, QuadReal made a tender offer to purchase all common units of Ranger not owned by management, directors and certain advisers (the “Transaction”). The Transaction, which was conditioned on various contingencies, including the approval by the Fund’s Board of Trustees of an interim sub-advisory agreement as discussed below, closed on October 26, 2021 (the “Closing”). After the Closing, QuadReal owned a 46.47% voting interest in Ranger. You are being asked to approve a new investment sub-advisory agreement between Knights and Ranger on behalf of the Fund (the “New Agreement”) because the Transaction was considered to have resulted in a change of control of Ranger under the Investment Company Act of 1940, as amended, and accordingly in the assignment and automatic termination of the investment sub-advisory agreement pursuant to which Ranger provides investment sub-advisory services to the Fund (the “Prior Agreement”). An interim sub-advisory agreement between Knights and Ranger, on behalf of the Fund (the “Interim Agreement”) became effective at the time of the Closing, but it is proposed that shareholders approve the New Agreement to enable Ranger to continue to serve as the investment sub-adviser to the Fund following the expiration of the Interim Agreement.

Q.	How has the Transaction affected me as a shareholder?

A.	The Transaction did not result in any changes to the organization or structure of the Fund. You still own the same shares in the same Fund. If the New Agreement is approved, Ranger will continue to provide sub-advisory services to the Fund on the same terms, and at the same sub-advisory fee rate, as Ranger provided under the Prior Agreement, and the portfolio manager of the Fund will not change.

Q.	How does the New Agreement differ from the Prior Agreement?

A.	The terms of the New Agreement are identical to the terms of the Prior Agreement, except with respect to the date.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration, the Board of Trustees of the Trust (the “Board”) unanimously approved the New Agreement at a meeting held on June 10, 2021 (the “Board Meeting”), and recommended that you vote “FOR” the approval of the New Agreement. Please see “Board Considerations in Approving the New Agreement” in the enclosed proxy statement for more information.

Q.	What happens if the New Agreement is not approved?

A.	At the Board Meeting, the Board also approved the Interim Agreement, which became effective for the Fund on the date of the Closing, allowing Ranger to provide investment sub-advisory services for the Fund for up to 150 days after termination of the Prior Agreement while the Fund seeks shareholder approval of the New Agreement. If the New Agreement is not approved by shareholders, Ranger will continue to provide services to the Fund under the Interim Agreement until its term expires or is otherwise terminated, and the Board will consider what further action is in the best interests of the Fund and its shareholders, which may include resubmitting the New Agreement to shareholders for approval.

Q.	Will my vote make a difference?

A.	Yes. Every vote is important and we encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations. The Fund has retained the proxy communications and solicitation advisory firm AST Fund Solutions, LLC (“AST”), 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660, to aid in the solicitation of proxies. The anticipated costs associated with the solicitation of proxies by AST for the Proposal and related costs is approximately $7,700, which will be borne by QuadReal and Ranger.

Q.	How do I place my vote?

A.	You may provide the Trust with your vote via mail, by Internet, by telephone, or in person at the Meeting. Please follow the enclosed instructions to utilize any of these voting methods.

Q.	Whom do I call if I have questions?

A.	If you need additional voting information, please call 1-844-523-8637 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

2

KNIGHTS OF COLUMBUS REAL ESTATE FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 15, 2022

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors’ Inner Circle Fund III (the “Trust”) for use at the Special Meeting of Shareholders of Knights of Columbus Real Estate Fund (the “Fund”) to be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on Tuesday, February 15, 2022 at 10:00 a.m. Eastern time and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Fund at the close of business on Wednesday, December 15, 2021 (the “Record Date” and such shareholders, “Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are first being mailed to Shareholders on or about January 13, 2022.

The Trust currently offers two classes of shares of beneficial interest of the Fund (“Shares”): Class I Shares and Class S Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Fund had the following Shares issued and outstanding:

Share Class	Shares Issued and Outstanding
Class I	10,633,428.307
Class S	None

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.”

PROPOSAL – APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Change in Control of Ranger Global Real Estate Advisors, LLC

Knights of Columbus Asset Advisors LLC (“Knights”) serves as investment adviser to the Fund, and Ranger Global Real Estate Advisors, LLC (“Ranger”) serves as investment sub-adviser to the Fund. On March 31, 2021, QuadReal Property Group Limited Partnership (“QuadReal”), through its wholly-owned subsidiary QR Ranger Holdco LLC, acquired a 21.25% equity interest in Ranger, including the entire equity interest previously owned by Knights and additional newly-issued common units of Ranger. Under the terms of the related purchase agreement among QuadReal, Ranger and Knights, QuadReal made a tender offer to purchase all common units of Ranger not owned by management, directors and certain advisers (the “Transaction”). The Transaction, which was conditioned on various contingencies, including the approval by the Fund’s Board of Trustees of an interim sub-advisory agreement as discussed below, closed on October 26, 2021 (the “Closing”). After the Closing, QuadReal owned a 46.47% voting interest in Ranger. The remainder of the voting interests in Ranger are held by Ranger’s executive management and non-executive employees.

QuadReal is a global real estate investment, operating and development company and is headquartered in Vancouver, Canada. QuadReal manages an approximately $44.2 billion portfolio spanning 23 cities across 17 countries, and it also manages the real estate and mortgage programs of BCI, one of Canada’s largest asset managers with an approximately $171.3 billion portfolio.

Ranger believes the Transaction benefits Shareholders in the following respects, among others:

•	QuadReal has committed to invest $1 billion in assets under management with Ranger across various products, including the Fund, which is anticipated to increase Fund assets and help achieve greater economies of scale.
•	QuadReal’s established reputation, expertise and standing is expected to offer the potential to, among other things, increase Fund assets, help to bolster Ranger’s financial position, and increase its market competitiveness.
•	QuadReal’s deep knowledge of private real estate assets and markets is anticipated to add to Ranger’s knowledge base and aid Ranger in gaining an even greater insight into market dynamics and opportunities.
•	The Fund’s portfolio manager did not change in connection with the Transaction, which will allow Shareholders to experience continuity of day-to-day management of the Fund’s portfolio.
•	QuadReal’s sizable capital base (approximately $44.2 billion in assets under management), and support for Ranger’s approach and structure, provides long-term stability for Ranger’s business, which, in turn, is intended to enhance Ranger’s ability to consistently and effectively service the Fund as its sub-adviser.

The Transaction was deemed to have resulted in a change of control of Ranger under the 1940 Act, resulting in the assignment, and automatic termination, of the investment sub-advisory agreement between Knights and Ranger on behalf of the Fund (the “Prior Agreement”). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory or sub-advisory contract when it is assigned. As a result, Shareholders of the Fund are being asked to approve a new investment sub-advisory agreement between Knights and Ranger on behalf of the Fund (the “New Agreement”) so that Ranger’s day-to-day management of the Fund’s portfolio as the Fund’s sub-adviser may continue without any interruption. Shareholders are not being asked to approve the Transaction.

As discussed in greater detail below, at a meeting held on June 10, 2021 (the “Board Meeting”), the Fund’s Board of Trustees approved the New Agreement, to become effective upon Shareholder approval of the New Agreement. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to the Fund’s Shareholders. At the Board Meeting, the Board also approved an interim sub-advisory agreement (the “Interim Agreement”) between Knights and Ranger, which became effective for the Fund as of the date of the Closing, under which Ranger may provide investment sub-advisory services for the Fund for up to 150 days after termination of the Prior Agreement while the Fund seeks shareholder approval of the New Agreement.

The Transaction did not result in any changes to the organization or structure of the Fund. You still own the same shares in the same Fund. If the New Agreement is approved, Ranger will continue to serve as the Fund’s investment sub-adviser, and none of the Fund’s other service providers have changed in connection with the Transaction. Under the New Agreement, Ranger will provide the same sub-advisory services to the Fund on the same terms as Ranger provided under the Prior Agreement. The sub-advisory fee rate paid by Knights to Ranger under the Prior Agreement will remain unchanged under the New Agreement.

If the New Agreement is not approved by Shareholders, the Board will consider such further action as it deems in the best interests of Shareholders, which may include resubmitting the New Agreement to Shareholders for approval.

Required Vote

Shareholders of the Fund will vote on the Proposal. In general, the 1940 Act requires all new investment advisory and sub-advisory agreements to be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a “1940 Act Majority”). Approval of the Proposal with respect to the Fund requires the affirmative vote of a 1940 Act Majority of the Fund’s shares. Accordingly, the purpose of this Proxy Statement is to submit the New Agreement to a vote of the Fund’s Shareholders pursuant to the requirements of the 1940 Act described above.

Voting Authority of Knights of Columbus

Knights is a wholly-owned subsidiary of Knights of Columbus, a fraternal benefit society organized under the laws of the State of Connecticut. Knights is responsible for the day-to-day management of a proprietary account, Knights of Columbus’ general account investment portfolio (the “General Account”).

The General Account has authorized Knights of Columbus to vote proxies on its behalf. Accordingly, Knights of Columbus has the authority to vote, on behalf of the General Account, the shares of the Fund held by the General Account. Knights of Columbus will vote any shares of the Fund over which it has voting authority consistent with its proxy voting process. Pursuant to its process, Knights of Columbus convened a meeting of its Executive and Finance Committee (the “Committee”) for the purpose of reviewing and resolving any apparent or potential conflicts of interest. The Committee consists of various leaders of Knights of Columbus, including Knights’ President/Chief Investment Officer. At its meeting, the Committee determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to Knights of Columbus voting on the Proposal, and that the proxies with respect to the shares of the Fund held by General Account shall be voted FOR the approval of the Proposal. In reaching its conclusion, the Committee considered a number of factors. A summary of the material factors considered by the Committee in connection with its determination that the Proposal does not raise any material conflicts of interest is set forth below.

The Committee considered the Board’s considerations and conclusions with respect to approving the New Agreement, including that the same portfolio manager is continuing to manage the Fund following the Transaction, that there was no change to the Fund’s sub-advisory fee following the Transaction, and that the terms of the New Agreement are identical to the terms of the Prior Agreement (except with respect to the date). The Committee further considered the fact that Knights undertook an extensive due diligence process in initially selecting Ranger as sub-adviser for the Fund and determining to allocate assets to Ranger’s real estate-focused investment strategy. The Committee considered that, as a result of this due diligence process, Knights selected Ranger over other candidates because of its belief that appointing Ranger as sub-adviser provides a greater opportunity to benefit the Fund and its Shareholders relative to other candidates. In addition, the Committee took into account that Knights does not have any on-going business relationships with Ranger or its officers or directors other than the adviser-sub-adviser relationship with respect to the Fund and that the approval of the New Agreement will not adversely affect the interests of the Fund or its Shareholders.

As of the Record Date, Knights of Columbus, on behalf of the General Account, was believed to possess voting authority with respect to approximately 82.5% of the outstanding shares of the Fund, and, therefore, has the ability to control whether the Proposal is approved.

Description of the Material Terms of the Prior Agreement, the New Agreement, and the Interim Agreement

•	Material Terms of the Prior Agreement and the New Agreement

The Prior Agreement, dated July 24, 2019, was initially approved by the Board for a term of two years on June 26, 2019. The Prior Agreement was approved by the Fund’s initial shareholder on September 30, 2019 when the Fund commenced investment operations.

The New Agreement will become effective upon the approval by the Fund’s Shareholders. The terms of the New Agreement are identical to the terms of the Prior Agreement, except with respect to the date. Set forth below is a summary of material terms of the New Agreement. The form of the New Agreement is included as Appendix A. Although the summary of material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A, Shareholders should still read the summary below carefully.

The sub-advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized sub-advisory fee rate paid to Ranger by Knights will remain at 0.60% of the Fund’s average daily net assets managed by Ranger. In addition, the Fund’s operating expenses are not expected to increase as a result of the Transaction or entering into the New Agreement.

The New Agreement would require Ranger to provide the same services as Ranger provided under the Prior Agreement. Ranger shall, subject to the supervision of the Board and of Knights, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund’s assets consistent with the investment objectives and policies of the Fund.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated (i) by the Trust, without the payment of any penalty, (ii) by a vote of the Board or (iii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon not more than 60 days’ nor less than 30 days’ written notice by Knights or by Ranger, without the payment of any penalty, and shall automatically terminate in the event of its assignment.

The New Agreement subjects Ranger to the same standard of care and liability to which it was subject under the Prior Agreement.

•	Information on Investment Sub-Advisory Fees Paid

As noted above, the sub-advisory fees payable under the New Agreement are the same as the sub-advisory fees payable under the Prior Agreement and the Interim Agreement. Under the New Agreement, Ranger will continue to receive a fee, computed daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets managed by Ranger. For services rendered during the fiscal year ended October 31, 2021, Knights paid to Ranger fees totaling $622,973, none of which were waived.

•	The Interim Agreement

At the Board Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved an interim agreement between Knights and Ranger on behalf of the Fund (the “Interim Agreement”). The Interim Agreement took effect on the Closing date and will continue in effect for a term ending on the earlier of 150 days from the Closing date or when Shareholders of the Fund approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for certain provisions that are required by law and the date of the Interim Agreement. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. If the Fund’s Shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus interest) payable by Knights under the Interim Agreement will be paid to Ranger, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Ranger.

Information about the Fund’s Investment Adviser, Investment Sub-Adviser and QuadReal

Knights, a Delaware limited liability company, serves as the investment adviser to the Fund. Knights’ principal place of business is located at One Columbus Plaza, New Haven, Connecticut 06510. Knights is a wholly-owned subsidiary of Knights of Columbus, a fraternal benefit society organized under the laws of the State of Connecticut. As of December 31, 2020, Knights had $28.7 billion in assets under management.

Ranger, a Delaware limited liability company, serves as the investment sub-adviser to the Fund. As of December 31, 2020, Ranger had approximately $1.56 billion in assets under management. Listed below are the names and titles of each principal executive officer and director of Ranger. Ranger’s principal place of business, and the business address of each principal executive officer and director of Ranger, is 405 Lexington Avenue, Suite 3401, New York, New York 10174.

Name	Position Held With Ranger
Franklin S. Tuck	Chief Executive Officer and Director
Andrew J. Duffy	Chief Investment Officer and Chairman of the Board of Directors
Randy S. Lewis	Chief Operating Officer, Chief Compliance Officer
Richard B. Saltzman	Director
Dennis G. Lopez	Director
Thierry Keable	Director

Ranger is majority-owned by its executive management and non-executive employees, and is minority owned by QuadReal, following the close of the Transaction. QuadReal, through its wholly-owned subsidiary QR Ranger Holdco LLC, owns a 46.47% ownership interest in Ranger following the Transaction. British Columbia Investment Management Corporation owns 100% of the voting securities of QuadReal.

No officers or trustees of the Trust hold positions with Ranger or its affiliates.

Ranger currently acts as a sub-adviser to two other registered investment companies with similar investment objectives to that of the Fund. The table below sets forth certain information with respect to the assets allocated to Ranger of those other investment companies.

Fund Name	Fee Schedule	Approximate Net Assets (as of September 30, 2021
Easterly Global Real Estate Portfolio	0.38% of Fund assets	$887.4 million
Easterly Multi-Strategy Alternative Income Portfolio	0.50% of the sleeve of assets managed by Ranger [1]	$13.1 million

Section 15(f) of the 1940 Act

Because the Transaction was considered to have resulted in a change of control of Ranger under the 1940 Act resulting in the assignment of the Prior Agreement, Ranger intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment sub-adviser of a registered investment company (or any affiliated persons of the investment sub-adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment sub-advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment sub-adviser (or predecessor or successor sub-adviser), or any “interested person” of the sub-adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment sub-advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Ranger has confirmed that the Transaction will not impose an unfair burden on the Fund within the meaning of Section 15(f) of the 1940 Act.

[1]	The rate of compensation is expressed as a percentage of the fund’s average daily net assets with respect to the portion of the fund’s assets that is managed by Ranger. As of September 30, 2021, Ranger’s portion of the Fund was approximately $3.4 million.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company's board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment sub-adviser (or predecessor sub-adviser). At the present time, at least 75% of the Trustees are classified as Independent Trustees. Ranger anticipates that for a period of three years following the closing of the Transaction, at least 75% of the members of the Board will not be interested persons of Ranger.

Board Considerations in Approving the New Agreement

In preparation for the Board Meeting, the Trustees requested that Ranger furnish information necessary to evaluate the terms of the New Agreement. The Trustees used this information, as well as other information that other service providers of the Fund submitted to the Board in connection with the Board Meeting, to help them decide whether to approve the New Agreement for an initial term.

Specifically, the Board requested and received written materials from Ranger regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that Ranger was undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by Ranger under the New Agreement; (iii) Ranger’s operations and financial condition; (iv) the proposed sub-advisory fee to be paid to Ranger under the New Agreement; (v) Ranger’s compliance program; and (vi) Ranger’s investment management personnel.

At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by Ranger and other service providers of the Fund, approved the New Agreement. As part of their evaluation, the Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and Ranger. In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Ranger; (ii) the investment performance of the Fund and Ranger; and (iii) the fee to be paid to Ranger under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from Ranger that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Fund by Ranger that are discussed below; (ii) Ranger did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; and (iii) the portfolio manager for the Fund was not expected to change in connection with the Transaction.

Nature, Extent and Quality of Services Provided by Ranger

In considering the nature, extent and quality of the services to be provided by Ranger, the Board reviewed the portfolio management services to be provided by Ranger to the Fund, including the quality of the continuing portfolio management personnel, the resources available to Ranger after the consummation of the Transaction and Ranger’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Agreement, and they noted that the New Agreement has the same sub-advisory fee as, and does not materially differ from, the Prior Agreement. The Trustees also reviewed Ranger’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (Form ADV) for Ranger also was available to the Board. The Trustees also considered other services to be provided to the Fund by Ranger such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by Ranger under the New Agreement would be satisfactory.

Investment Performance of Ranger

In connection with its meetings held during the course of the trailing 12-month period, the Board was provided with reports regarding the Fund’s performance over various time periods. As part of these meetings, Ranger and its representatives provided information regarding and, as applicable, led discussions of factors impacting, Ranger’s performance for the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that it was appropriate to take into account their consideration of Ranger’s performance at meetings held prior to the Board Meeting, at which time the Trustees noted that the Fund has recently performed well on an absolute basis and relative to its benchmark. Based on this information and Ranger’s representation that the portfolio manager for the Fund was not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that Ranger had been able to achieve for the Fund were sufficient to support approval of the New Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of sub-advisory services, the Board considered that the investment sub-advisory fee payable to Ranger under the New Agreement is the same as the investment sub-advisory fee payable to Ranger under the Prior Agreement. The Board concluded, within the context of its full deliberations, that the sub-advisory fee payable to Ranger under the New Agreement was reasonable in light of the nature and quality of the services expected to be rendered by Ranger.

With respect to profitability, the Board considered the profitability analysis that Ranger provided in connection with the Board’s most recent renewal of the Prior Agreement and Ranger’s representation that Ranger does not anticipate its profitability with respect to its management of the Fund to change as a result of the Transaction. The Trustees concluded that Ranger’s profitability with respect to Ranger’s management of the Fund was reasonable. The Trustees did not make any conclusions regarding the extent to which economies of scale would be realized by Ranger as the assets of the Fund grow, but will do so during future considerations of the New Agreement.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by Ranger to the Fund and that the appointment of Ranger as sub-adviser and the approval of the New Agreement would be in the best interest of the Fund and its Shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved the New Agreement.

In evaluating the background and conclusions discussed above, Shareholders should consider:

•	In reaching its determination regarding the approval of the New Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

•	In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

Other Service Providers

SEI Investments Global Funds Services (“SEIGFS”) serves as the Fund’s administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Fund’s distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

QuadReal and Ranger will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses.

Commissions Paid to Affiliated Brokers

During the Fund’s most recently completed fiscal year ended October 31, 2021, the Fund did not pay any commissions to any affiliated brokers.

Beneficial Ownership of Shares

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of a class of the Fund. As of the Record Date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Class I Shares

Name and Address	Number of Shares	Percent
Knights of Columbus General Account 1 Columbus Plaza New Haven, CT 06510-3325	8,772,489.310	82.5%
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	533,717.236	5.0%

Class S Shares

Name and Address	Number of Shares	Percent
N/A	N/A	N/A

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust’s transfer agent.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Fund’s annual report dated October 31, 2021, which covers the period from November 1, 2020 to October 31, 2021, or semi-annual report dated April 30, 2021, which covers the period from November 1, 2020 to April 30, 2021, Shareholders may call 1-844-KC-FUNDS (1-844-523-8637) or write to the Fund at: Knights of Columbus Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Knights of Columbus Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Copies of the Fund’s annual and semi-annual reports are also available online at www.kofcassetadvisors.org.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting, including a recommendation for nominations to fill vacancies on the Board, should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement because inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend the Meeting in-person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in-person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-844-KC-FUNDS (1-844-523-8637).

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by QuadReal and Ranger, not the Fund.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer, you may still attend the Meeting, but if you wish to vote during the course of the Meeting, you must first obtain a “legal proxy” from the applicable nominee/record holder. We note that obtaining a legal proxy may take several days. Legal proxies must be submitted to AST Fund Solutions by 2:00 p.m., Eastern Time, on February 14, 2022. The presence at the Meeting or by proxy of shareholders of the Fund holding more than thirty-three and one-third percent (33 1/3%) of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

“Broker non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal.

However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment sub-advisory agreement as contemplated by the Proposal. Because the Proposal is considered non-routine and is the only proposal expected to be voted on at the Meeting, the Trust does not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Trust expects that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.

Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. QuadReal and Ranger will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

Appendix A

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (the “Agreement”) made as of this      day of      , 2021, by and between Knights of Columbus Asset Advisors LLC (the “Adviser”), a limited liability company with the Adviser’s principal place of business at One Columbus Plaza, New Haven, Connecticut 06510 and Ranger Global Real Estate Advisors, LLC (the “Sub-Adviser”), a Delaware limited liability company, with the Sub-Adviser’s principal place of business at 1515 Wynkoop Street, Suite 360, Denver, CO 80202.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (the “Fund”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of February 26, 2015, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

1. The Sub-Adviser’s Services.

(a) Discretionary Investment Management Services. The Sub-Adviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Sub-Adviser (the “Assets”). In said capacity, the Sub-Adviser, subject to the supervision of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Sub-Adviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b) Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Sub-Adviser’s business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund’s portfolio securities and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that the Sub-Adviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Sub-Adviser’s full responsibility for any of the foregoing.

(c) Proxy Voting. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund’s securities to the Sub-Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Sub-Adviser shall exercise the Sub-Adviser’s proxy voting responsibilities. The Sub-Adviser shall carry out said responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and the Sub-Adviser’s fiduciary responsibilities to the Trust. The Sub-Adviser shall provide periodic reports and keep those records relating to proxy voting as the Board reasonably may request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any said delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

The Adviser shall provide such assistance to the Sub-Adviser with respect to the voting of proxies for the Fund as the Sub-Adviser from time to time reasonably may request, and the Adviser promptly shall forward to the Sub-Adviser any information or documents necessary for the Sub-Adviser to exercise the Sub-Adviser’s proxy voting responsibilities.

The Sub-Adviser is authorized to instruct the Fund’s custodian and/or broker(s) promptly to forward to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of the Fund (other than materials relating to legal proceedings against the Fund). The Sub-Adviser also may instruct the Fund’s custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund’s custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser’s discretion, refraining from voting would be in the best interests of the Fund and the Fund’s shareholders.

(d) Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Sub-Adviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e) Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding the Fund’s holdings, and, on the Sub-Adviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide, upon request, any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f) Cooperation with Agents of the Adviser and the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g) Consultation with Other Sub-Advisers. In performance of the Sub-Adviser’s duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Sub-Adviser.

2. Code of Ethics. The Sub-Adviser has adopted a written code of ethics that the Sub-Adviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Sub-Adviser has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that the Sub-Adviser’s “Access Persons” (as that term is defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Sub-Adviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser immediately shall notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by the Fund.

3. Information and Reporting. The Sub-Adviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a) Notification of Breach / Compliance Reports. The Sub-Adviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer immediately upon detection of (i) any material failure to manage the Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Sub-Adviser’s policies, guidelines, or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Sub-Adviser’s obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Sub-Adviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Adviser promptly shall notify the Trust and the Adviser in the event that: (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws; or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b) Inspection. Upon reasonable request, the Sub-Adviser agrees to make the Sub-Adviser’s records and premises (including the availability of the Sub-Adviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to the Fund or the Sub-Adviser’s conduct of the Sub-Adviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided by the Sub-Adviser to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Sub-Adviser’s management of the Fund.

(c) Board and Filings Information. The Sub-Adviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Sub-Adviser’s management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser shall make the Sub-Adviser’s officers and employees available to meet with the Board from time to time on due notice to review the Sub-Adviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d) Transaction Information. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on the Fund and the Sub-Adviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate. The provision of said information by the Sub-Adviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Sub-Adviser of the Sub-Adviser’s own responsibilities under this Agreement.

4. Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of the Sub-Adviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund’s account with brokers or dealers selected by the Sub-Adviser. In the selection of these brokers or dealers and the placing of these orders, the Sub-Adviser is directed at all times to seek for the Fund the most-favorable execution and net price available under the circumstances. It also is understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Sub-Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s or the Sub-Adviser’s affiliates’ services to other clients.

(c) Aggregated Transactions. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Sub-Adviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with the Sub-Adviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(d) Affiliated Brokers. The Sub-Adviser or any of the Sub-Adviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or the Sub-Adviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Sub-Adviser’s fees for services under this Agreement.

5. Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6. Allocation of Charges and Expenses. The Sub-Adviser shall bear the Sub-Adviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7. Representations, Warranties, and Covenants.

(a) Properly Registered. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that reasonably is likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Sub-Adviser’s investment management operations.

(b) ADV Disclosure. The Sub-Adviser has provided the Adviser and the Trust with a copy of Part I of the Sub-Adviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part II of the Sub-Adviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Sub-Adviser’s Form ADV with the Commission or updating Part II of the Sub-Adviser’s Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c) Fund Disclosure Documents. The Sub-Adviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to the Fund (collectively the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Use Of The Name “Knights of Columbus.” The Sub-Adviser has the right to use the name “Knights of Columbus” in connection with the Sub-Adviser’s services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Knights of Columbus” in connection with the management and operation of the Fund until this Agreement is terminated as set forth herein. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Sub-Adviser or the Trust to use the name “Knights of Columbus.”

(e) Insurance. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust: (i) of any material changes in the Sub-Adviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Sub-Adviser’s insurance policies. Furthermore, the Sub-Adviser, upon reasonable request, shall provide the Trust with any information that the Sub-Adviser reasonably may require concerning the amount of or scope of said insurance.

(f) No Detrimental Agreement. The Sub-Adviser represents and warrants that the sub-Adviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Sub-Adviser with respect to the Sub-Adviser’s selection of securities for the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g) Conflicts. The Sub-Adviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Sub-Adviser’s personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Sub-Adviser’s fiduciary duties under applicable law.

(h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8. The Name “Knights of Columbus” The Adviser has granted to the Trust a license to use the name “Knights of Columbus” (the “Name”) as part of the name of the Fund for the duration of the Management Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name, and the Sub-Adviser agrees to take such action as reasonably may be requested by the Adviser to give full effect to the provisions of this section. Without limiting the generality of the foregoing, the Sub-Adviser agrees that, upon any termination of this Agreement, the Sub-Adviser shall not thereafter transact any business using the name “Knights of Columbus.”

9. Sub-Adviser’s Compensation. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. The Fund shall have no responsibility for any fee payable to the Sub-Adviser.

The Sub-Adviser shall be compensated based on the portion of Fund Assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10. Independent Contractor. In the performance of the Sub-Adviser’s duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to the Sub-Adviser’s clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11. Assignment and Amendments. This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12. Duration and Termination. This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a) The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b) The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser and the Trust; or

(c) The Sub-Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(d) This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Sub-Adviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of the Fund and with respect to any of the Fund’s assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

13. Certain Definitions. For the purposes of this Agreement:

(a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. Liability of the Sub-Adviser.

(a) The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund’s Disclosure Documents relating to the Sub-Adviser and the Sub-Adviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Sub-Adviser for inclusion therein.

(b) The Sub-Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Sub-Adviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c) The Sub-Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Sub-Adviser contained in any Disclosure Document relating to the Sub-Adviser and the Sub-Adviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by Sub-Adviser for inclusion therein, or the omission by the Sub-Adviser from a Disclosure Document of a material fact regarding the Sub-Adviser or the Sub-Adviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser’s performance or non-performance of the Sub-Adviser’s duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

15. Confidentiality.

(a) From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b) Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c) Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d) Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e) Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(f) It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18. Change In the Adviser’s Ownership. The Sub-Adviser agrees that the Sub-Adviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser that could: (i) materially impact the services provided by the Sub-Adviser to the Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Sub-Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

KNIGHTS OF COLUMBUS ASSET ADVISORS, LLC

By:

Name:
Title:

RANGER GLOBAL REAL ESTATE ADVISORS, LLC

By:

Name:
Title

ACKNOWLEDGED & ACCEPTED BY:

THE ADVISORS’ INNER CIRCLE FUND III

By:
Name:
Title:

SCHEDULE A

to the

SUB-ADVISORY AGREEMENT

dated , 2021, between

KNIGHTS OF COLUMBUS ASSET ADVISORS LLC

and

RANGER GLOBAL REAL ESTATE ADVISORS, LLC

The Adviser shall pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Sub-Adviser from time to time in accordance with the following fee schedule:

Fund	Rate
Knights of Columbus Real Estate Fund	0.60%

FORM OF PROXY CARD

Knights of Columbus Asset Advisors®

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free (866) 796-7178 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

KNIGHTS OF COLUMBUS REAL ESTATE FUND

A SERIES OF THE ADVISORS' INNER CIRCLE FUND III

The undersigned shareholder of Knights of Columbus Real Estate Fund (the "Fund"), a series of The Advisors' Inner Circle Fund III (the "Trust"), hereby nominates, constitutes and appoints names of undersigned, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust, on February 15, 2022 at 10:00 a.m., Eastern time, in the offices of SEI at One Freedom Valley Drive, Oaks, PA 19456, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 796-7178**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 15, 2022. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/AIC/docs/kocspecial2022.pdf

FORM OF PROXY CARD

KNIGHTS OF COLUMBUS REAL ESTATE FUND

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING